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                                                                Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated September 25, 1996 included in International Post Limited's Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this Registration Statement.


                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP


New York, New York
July 17, 1997